June 27, 2025

State Street Bank and Trust Company

One Congress Street

Boston, MA 02114

Attention: Senior Vice President

Re: THRIVENT SMALL CAP VALUE ETF AND THRIVENT MID CAP VALUE ETF (EACH, A “THRIVENT ETF FUND” OR “FUND”)

Ladies and Gentlemen:

Please be advised that the undersigned Funds have been incorporated and registered as a management investment company under the Investment Company Act of 1940, as amended.

In accordance with Section 1, the Appointment of Administrator provision, of the Administration Agreement dated as of May 18, 2022, as amended, modified, or supplemented from time to time (the “Agreement”), by and among each registered investment company party thereto, and State Street Bank and Trust Company (“State Street”), each undersigned Thrivent ETF Fund hereby requests that State Street act as Administrator for the new Funds under the terms of the Agreement, and that Schedule A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto.

Further, each undersigned Fund hereby requests that State Street as Administrator render services to the new Fund in accordance with Schedule B3 to the Agreement, and that Annex I to Schedule B3 be hereby amended and restated as set forth on Exhibit B attached hereto. In connection with such request, each of the undersigned Fund hereby confirms, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement.

Please indicate your acceptance of the foregoing by executing this letter agreement and returning a copy to the Funds.

Sincerely,

THRIVENT ETF TRUST
on behalf of:
THRIVENT SMALL CAP VALUE ETF
THRIVENT MID CAP VALUE ETF

By:	/s/ Sarah L. Bergstrom
Name:	Sarah L. Bergstrom
Title: Treasurer and Principal Accounting Officer, Duly Authorized

Information Classification: Limited Access

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Louis Abruzzi
Name:	Louis Abruzzi
Title:	Senior Vice President, Duly Authorized
Effective Date: November 14, 2025

Information Classification: Limited Access

EXHIBIT A

SCHEDULE A

Thrivent Small-Mid Cap Equity ETF (f/k/a Thrivent Small-Mid Cap ESG ETF)

Thrivent Core Plus Bond ETF

Thrivent Ultra Short Bond ETF

Thrivent Small Cap Value ETF

Thrivent Mid Cap Value ETF

Information Classification: Limited Access

EXHIBIT B

ANNEX I

THRIVENT ETF TRUST

Further to the Administration Agreement dated as of May 18, 2022 between Thrivent ETF Trust (the “Trust”) and State Street Bank and Trust Company (the “Administrator”), the Trust and the Administrator mutually agree to update this Annex 1 by adding Funds:

Liquidity Risk Measurement Services
FUND	FREQUENCY

Thrivent Small-Mid Cap Equity ETF (f/k/a Thrivent Small-Mid Cap ESG ETF)	Daily

Thrivent Core Plus Bond ETF	Daily

Thrivent Ultra Short Bond ETF	Daily

Thrivent Small Cap Value ETF	Daily

Thrivent Mid Cap Value ETF	Daily

Form N-PORT Services and Quarterly Portfolio of Investments Services	Service Type

Thrivent Small-Mid Cap Equity ETF (f/k/a Thrivent Small-Mid Cap ESG ETF)	Standard N-PORT and N-CEN Reporting Solution (Data and Filing)

Thrivent Core Plus Bond ETF	Standard N-PORT and N-CEN Reporting Solution (Data and Filing)

Thrivent Ultra Short Bond ETF	Standard N-PORT and N-CEN Reporting Solution (Data and Filing)

Information Classification: Limited Access

Thrivent Small Cap Value ETF	Standard N-PORT and N-CEN Reporting Solution (Data and Filing)

Thrivent Mid Cap Value ETF	Standard N-PORT and N-CEN Reporting Solution (Data and Filing)

Form N-CEN Services

Thrivent Small-Mid Cap Equity ETF (f/k/a Thrivent Small-Mid Cap ESG ETF)

Thrivent Core Plus Bond ETF

Thrivent Ultra Short Bond ETF

Thrivent Small Cap Value ETF

Thrivent Mid Cap Value ETF

Information Classification: Limited Access

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

THRIVENT ETF TRUST		STATE STREET BANK AND TRUST COMPANY

By:	/s/ Sarah L. Bergstrom	By:	/s/ Louis Abruzzi
	Name: Sarah L. Bergstrom		Name: Louis Abruzzi
	Title: Treasurer and Principal Accounting Officer		Title: Senior Vice President
	Address: 901 Marquette Ave Minneapolis, MN 55402		Address: 1 Iron St Boston, Ma

	Date: August 25, 2025		Date: 9-2 , 2025

Effective Date: November 14, 2025

Information Classification: Limited Access